                               D O D G E & C O X

                                  Income Fund
            ---------------------------------------------------------







                                  Dodge & Cox
                              Investment Managers
                                   35th Floor
                               One Sansome Street
                                 San Francisco
                                California 94104
                                 (415) 981-1710

                            For Fund literature and
                           information, please call:
                                 (800) 621-3979
               --------------------------------------------------
                    This report is submitted for the general
                  information of the shareholders of the Fund.
                 The report is not authorized for distribution
                  to prospective investors in the Fund unless
                 it is accompanied by an effective prospectus.

            ---------------------------------------------------------



                                  DODGE & COX
            ---------------------------------------------------------
                                  Income Fund

                                Established 1989


            ---------------------------------------------------------


            ---------------------------------------------------------







                               8th Annual Report
                               December 31, 1996
                                     1996

            =========================================================

                               D O D G E & C O X
================================================================================
                                  Income Fund


Fellow Shareholders
--------------------------------------------------------------------------------

Reflecting a rather difficult market environment for fixed income securities, the Dodge & Cox Income Fund provided a total return of 3.6% for 1996. This matched the 3.6% total return of the Lehman Brothers Aggregate Bond Index
(LBAG), a broad-based index composed of investment grade bonds. Returns for longer time periods are presented on page 3 of this report.

While the net asset value of the Fund fell from $12.02 at the end of 1995 to $11.68 as of December 31, 1996, the Fund paid dividends of $0.74 per share from investment income, generating the modest 3.6% return. At year-end, the Fund's total net assets were $533 million.

Sector allocations within the Fund changed only slightly during 1996. At year-end, 40% of the Fund was invested in mortgage-backed securities, while 34% was in corporate bonds, 22% in U.S. Government securities and the residual 4% in cash equivalents.

Rising Interest Rates Constrain Bond Returns

Interest rates rose quickly in the first half of 1996, fueled by a perceived resurgence in economic growth and market fears of growing inflation. Economic growth did indeed turn out to be stronger in 1996, as gross domestic product grew at a 2.9% annualized rate during the first three quarters of 1996 compared to 2% growth in 1995. Inflation also rose slightly, with the consumer price index posting a 3.3% increase, versus a 2.5% increase in 1995.

Despite a modest retracement in the fall, interest rates ended the year higher across the maturity spectrum - from year-end 1995 to year-end 1996, two-year U.S. Treasury rates rose from 5.15% to 5.87%, while thirty-year U.S. Treasury rates rose from 5.95% to 6.64%. As a result, most fixed income securities lost value, with the largest price declines recorded by longer-maturity bonds. Thus, the Fund's 3.6% return reflected net income earned of 6.6% offset by an approximate 3% price decline.

Fund's 1996 Total Return Matches Overall Market

While the Fund's return matched that of the LBAG in 1996, the Fund's portfolio has distinctive characteristics which differentiate it from the overall market. We would like to highlight three of the differences that impacted relative performance last year:

     . Significant overweighting of the mortgage sector. 40% of the Fund was invested in mortgage related securities -- as opposed to 30% of the LBAG -- and throughout 1996 we continued to see opportunities in selected mortgage-backed securities. As is typical in a rising interest rate environment, the mortgage-backed sector performed well, and the Fund's emphasis on the sector positively influenced the Fund's return relative to the overall market.

     . A higher-than-market yield. Our emphasis on mortgage-backed and corporate securities gives the Fund a higher potential yield than the LBAG. While this added modestly to relative performance in 1996, we continue to believe that a relatively high and stable yield will be an important source of return over longer time periods.

     . A longer-than-market duration. Compared to the LBAG, a higher percentage of the Fund was in longer maturity bonds, leading to a longer portfolio duration (a measure of a portfolio's price sensitivity to changes in interest rates) for the Fund. This longer duration meant that the general rise in interest rates negatively impacted the Fund's relative performance.

================================================================================

                               D O D G E & C O X
================================================================================
                                  Income Fund


1996 Review:  Mortgage-Backed Securities Led the Way

The mortgage sector was the best performing area for the Fund in 1996. Higher interest rates reduced prepayment fears among market participants, which led to lower yield premiums on mortgage-backed securities and good price performance relative to U.S. Treasuries. Our strategy in this sector, as we have discussed in past letters, has been to focus on securities that exhibit relatively stable cash flows over a wide range of interest rate scenarios. These securities served the Fund well; the rise in rates, which can exacerbate price declines in less stable mortgage securities, did not have such an adverse impact on the Fund's mortgage holdings.

In July, we purchased a new security for the Fund: Federal Home Loan Mortgage Corporation G10139, a seasoned pool of 7%, 15-year term mortgages. This was the first of several similar investments made during the year. We invested in these seasoned 15-year pools because they have attributes, such as lower borrower loan balances, that tend to reduce the probability of dramatic prepayment surprises. Importantly, these attributes do not appear to be fully valued by other market participants.

The corporate sector had several changes in composition in 1996. We added securities from General Motors, Lockheed Martin, Ralston Purina and Walt Disney
- all strong competitors within their respective industries, and all capable of consistently generating the cash flow necessary to service their debt obligations. We also added to several existing holdings, including ITT Hartford, Norwest, Dayton-Hudson, Hydro-Quebec, Time Warner Entertainment and Canadian Pacific. We sold one of the Fund's European Investment Bank securities, as well as the Fund's holdings in AMR Corporation (the parent of American Airlines), as we believed their valuations fully reflected optimistic scenarios about their futures.

While maintaining the duration of the Fund longer than that of the broad market throughout 1996, we did take a couple of opportunities to adjust the Fund's price sensitivity to interest rates as the year progressed. We moved the Fund's duration from 110% of the LBAG's duration at the beginning of the year to 115% in April. In November, after interest rates on long U.S. Treasuries had fallen 80 basis points (one basis point equals 1/100th of one percent) from their June 1996 peak, we slightly lowered the duration of the Fund and closed the year with a duration of 5.1 years, nearly 10% longer than the LBAG's 4.7 years. Given the current and prospective levels of both real and nominal rates, we are comfortable positioning the Fund with slightly greater price sensitivity to interest rate changes as 1997 unfolds.

Looking Ahead

We believe that the long-term outlook for fixed income returns remains attractive for investors seeking a high and stable rate of current income and preservation of capital. We will continue to use thorough, fundamental research to identify issuers and sectors where potential total return adequately compensates for the incremental risk. We will do this while maintaining the Fund's high average quality and broad diversification. Finally, we will continue to invest your assets with a focus on the long-term total return potential of securities.

Thank you for your continued confidence in the Dodge & Cox Income Fund. As always, we welcome your comments and suggestions.

                                    For the Board of Directors,

                                    /s/ A. Horton Shapiro

January 24, 1997                    A. Horton Shapiro, President

================================================================================

                               D O D G E & C O X
================================================================================
                                  Income Fund


       Investment Performance Since Inception
       -------------------------------------------------------------------------

       Comparison of change in value of a $10,000 investment in the Dodge & Cox Income Fund and the Lehman Brothers Aggregate Bond (LBAG) Index

[LINE GRAPH APPEARS HERE]
                       Dodge & Cox
           Year        Income Fund           LBAG Index
            88              10,000                10,000
            89              11,409                11,454
            90              12,256                12,480
            91              14,454                14,477
            92              15,582                15,548
            93              17,350                17,064
            94              16,849                16,566
            95              20,254                19,628
            96              20,983                20,336


       Average annual total return for periods                                  8 Years
        ended December 31, 1996                    1 Year   5 Years        (Since Inception)
       -------------------------------------------------------------------------------------
       Dodge & Cox Income Fund                      3.62%     7.74%              9.71%
       LBAG Index                                   3.61      7.03               9.28

       The chart covers the period from January 1, 1989 to December 31, 1996. It compares a $10,000 investment made in the Dodge & Cox Income Fund to a $10,000 investment made in the Lehman Brothers Aggregate Bond (LBAG) Index. The Fund's total returns include the reinvestment of dividend and capital gains distributions. The LBAG Index is a broad-based, unmanaged measure of U.S. dollar-denominated investment grade rated securities, including U.S. Government, corporate, asset-backed and mortgage-backed issues. Index returns include interest income and, unlike Fund returns, do not reflect fees or expenses. Past performance does not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold.

================================================================================

                               D O D G E & C O X
================================================================================
                                  Income Fund

Selected data
and ratios for a
share outstanding
throughout each year


Financial Highlights                                                                             Year Ended December 31,
-------------------------------------------------------------------------------------------------------------------------
                                                                    1996           1995          1994     1993     1992
 Net asset value, beginning of year.............                   $12.02          $10.74      $ 11.89   $11.55   $11.59
 Income from investment operations:
 Net investment income..........................                      .74             .78          .77      .78      .82
 Net realized and unrealized gain (loss)........                     (.34)           1.34        (1.11)     .51      .05
                                                                   ------          ------      -------   ------   ------
 Total income (loss) from investment operations.                      .40            2.12         (.34)    1.29      .87
                                                                   ------          ------      -------   ------   ------
 Distributions:
 Dividends from net investment income...........                     (.74)           (.78)        (.76)    (.78)    (.82)
 Distributions from net realized gain on
  investments...................................                       --            (.06)        (.05)    (.17)    (.09)
                                                                   ------          ------      -------   ------   ------
 Total distributions............................                     (.74)           (.84)        (.81)    (.95)    (.91)
                                                                   ------          ------      -------   ------   ------
 Net asset value, end of year...................                   $11.68          $12.02      $ 10.74   $11.89   $11.55
                                                                   ======          ======      =======   ======   ======
 Total return...................................                     3.62%          20.21%       (2.89)%  11.34%    7.80%
 Ratios/Supplemental Data:
 Net assets, end of year (millions).............                   $  533          $  303      $   195   $  180   $  136
 Ratio of expenses to average net assets........                      .50%            .54%         .54%     .60%     .62%
 Ratio of net investment income to average net
  assets........................................                     6.65%           6.85%        6.90%    6.50%    7.14%
 Portfolio turnover rate........................                       37%             53%          55%      26%      12%




Quality Ratings and Portfolio Characteristics As of December 31, 1996 (unaudited)
----------------------------------------------------------------------------------
Moody's/
Standard & Poor's                                 % of                             Portfolio
Quality Ratings                                   Fund                          Characteristics
---------------                                  -----                          ---------------
U.S. Government Securities                        62.0                          S.E.C. 30 Day Yield    6.43%
Aaa/AAA                                            6.9                          Average Quality          AA+
Aa/AA                                              3.9                          Average Maturity       12.8 years
A/A                                               18.0                          Effective Duration      5.1 years
Baa/BBB                                            8.7
Ba/BB                                              0.5
                                                 -----
                                                 100.0%

In calculating the quality sector weightings, the lower of Moody's or Standard & Poor's ratings were used for each individual security. U.S. Government Securities represent obligations issued or guaranteed by the U.S. Government and its agencies. The Aaa/AAA rating includes the Fund's investments in short-term demand notes and commercial paper. S.E.C. 30 Day Yield is an annualization of the Fund's total net investment income per share for the 30 day period ended on the last day of the month. Average Maturity is a market-weighted average calculation using the final maturity date on the U.S. Treasury, Federal Agency and corporate bonds, and the calculated average-life date based on conservative prepayment assumptions on mortgage pass-throughs and collateralized mortgage obligations. Effective Duration is a measure of the Fund's exposure to changes in the level of interest rates; it is an estimate of the percentage change in price for a 1% absolute change in interest rates.

================================================================================

                               D O D G E & C O X
================================================================================
                                  Income Fund





Portfolio of Investments                                                                         December 31, 1996
------------------------------------------------------------------------------------------------------------------
  PAR VALUE                                                                                           MARKET VALUE
BONDS:
96.2%
U.S. TREASURY:  21.9%
$ 5,000,000       U.S. Treasury Notes, 5 1/8%, 1998............................................       $  4,933,600
 24,500,000       U.S. Treasury Notes, 5 1/4%, 1998............................................         24,297,140
 10,000,000       U.S. Treasury Notes, 5 5/8%, 1998............................................          9,954,700
 29,000,000       U.S. Treasury Notes, 7 1/8%, 1998............................................         29,616,250
 17,500,000       U.S. Treasury Notes, 5 3/4%, 2000............................................         17,267,600
 20,750,000       U.S. Treasury Notes, 6 1/4%, 2003............................................         20,724,062
  6,500,000       U.S. Treasury Bonds, 14%, 2011, Callable 2006................................          9,994,790
                                                                                                      ------------
                                                                                                       116,788,142
FEDERAL AGENCY MORTGAGE PASS-THROUGH, CMO* AND REMIC**:  40.2%
     55,347       Federal Home Loan Mtge. Corp. Group 54-1078, 6%, 2003........................             54,863
     83,237       Federal Home Loan Mtge. Corp. Group 25-5222, 7%, 2003........................             83,228
  2,563,615       Federal Home Loan Mtge. Corp. Group 25-6654, 8%, 2003........................          2,631,141
    359,318       Federal Home Loan Mtge. Corp. Group 18-0233, 7%, 2006........................            359,027
    156,334       Federal Home Loan Mtge. Corp. Group 26-0478, 7%, 2006........................            156,278
  8,261,213       Federal Home Loan Mtge. Corp. Group G10139 15 year, 7%, 2008.................          8,307,641
    723,249       Federal Home Loan Mtge. Corp. Group 27-2784, 7 1/4%, 2008....................            732,160
    230,039       Federal Home Loan Mtge. Corp. Group 53-0142, 7 1/2%, 2008....................            233,950
    531,929       Federal Home Loan Mtge. Corp. Group 18-8028, 8%, 2008........................            547,355
    442,335       Federal Home Loan Mtge. Corp. Group 18-9269, 8%, 2008........................            453,987
    409,407       Federal Home Loan Mtge. Corp. Group 29-0537, 8%, 2009........................            423,351
    858,357       Federal Home Loan Mtge. Corp. Group 29-2668, 8%, 2009........................            885,215
    279,909       Federal Home Loan Mtge. Corp. Group 26-0671, 8 1/4%, 2009....................            287,981
    206,883       Federal Home Loan Mtge. Corp. Group 53-4727, 6 1/2%, 2012....................            205,917
  9,943,053       Federal Home Loan Mtge. Corp. Multi PC Series 1209-H, 7%, 2005...............         10,020,709
 16,000,000       Federal Home Loan Mtge. Corp. Multi PC Series 1467-E, 7.10%, 2006............         16,069,920
 13,000,000       Federal Home Loan Mtge. Corp. Multi PC Series 1457-PJ, 7%, 2007..............         13,113,750
 10,900,000       Federal Home Loan Mtge. Corp. Multi PC Series 1258-EA, 8%, 2007..............         11,366,629
 13,284,798       Federal Home Loan Mtge. Corp. Multi PC Series 1565-G, 6%, 2008...............         12,628,795
 10,000,000       Federal Home Loan Mtge. Corp. Multi PC Series G-37 I, 6%, 2022...............          9,100,000
  3,618,850       Federal Natl. Mtge. Assn. MBS Pool 57358, 6 1/4%, 2007.......................          3,580,454
  7,846,710       Federal Natl. Mtge. Assn. MBS Pool 70255, 7 1/2%, 2007.......................          8,029,616
 21,583,558       Federal Natl. Mtge. Assn. MBS Pool 362447 15 year, 7%, 2008..................         21,691,476
 11,858,054       Federal Natl. Mtge. Assn. MBS Pool 353892 15 year, 8%, 2010..................         12,214,625
    963,092       Federal Natl. Mtge. Assn. MBS Pool 478, 7 1/2%, 2011.........................            986,804
  2,269,756       Federal Natl. Mtge. Assn. MBS Pool 151777, 8%, 2012..........................          2,354,101
    589,477       Federal Natl. Mtge. Assn. MBS Pool 83014, 6 1/2%, 2013.......................            587,891
  2,852,356       Federal Natl. Mtge. Assn. MBS Pool 260892, 8%, 2022..........................          2,967,106
  3,000,000       Federal Natl. Mtge. Assn. PC 1992-109 J, 7%, 2007............................          3,000,000
 10,000,000       Federal Natl. Mtge. Assn. PC G1994-13 E, 7%, 2015............................         10,093,700
  9,000,000       Federal Natl. Mtge. Assn. PC 1994-72 J, 6%, 2023.............................          8,192,790
  7,858,610       Govt. Natl. Mtge. Assn. Pool 780337, 7 1/4%, 2006............................          8,004,623
  9,731,363       Govt. Natl. Mtge. Assn. Pool 780258, 7 1/2%, 2007............................          9,914,313
    684,250       FBC Mtge. Sec. Trust IV-A2, 8.30%, 2009......................................            695,793
 14,877,000       Veterans Affairs Vendee Mtge. Trust 1995-3-1 D, 7 1/4%, 2016.................         14,988,578
 10,000,000       Veterans Affairs Vendee Mtge. Trust 1995-1C-3E, 8%, 2018.....................         10,250,000
  8,596,902       Veterans Affairs Vendee Mtge. Trust 1995-2D-4A, 9.2925%, 2025................          9,197,997
                                                                                                      ------------
                                                                                                       214,411,764

                 See accompanying Notes to Financial Statements
================================================================================

                               D O D G E & C O X
================================================================================
                                  Income Fund




Portfolio of Investments                                                                         December 31, 1996
------------------------------------------------------------------------------------------------------------------
   PAR VALUE                                                                                          MARKET VALUE
BONDS:
(Continued)
INDUSTRIAL:  16.0%
$ 4,000,000       Dayton-Hudson Corp. Debentures, 9%, 2021.....................................       $  4,563,880
  1,000,000       Dayton-Hudson Corp. Debentures, 9.70%, 2021..................................          1,216,990
  4,435,000       Dayton-Hudson Corp. Debentures, 8 7/8%, 2022.................................          5,035,765
  2,415,000       Dayton-Hudson Corp. MTN, 9.35%, 2020, Putable 1997...........................          2,840,378
  5,000,000       Ford Holdings, Inc. Debentures, 9 3/8%, 2020.................................          6,019,850
  6,500,000       Ford Motor Co. Debentures, 9.95%, 2032.......................................          8,418,930
  4,000,000       General Motors Corp. Debentures, 7.70%, 2016.................................          4,136,920
  8,125,000       Lockheed Martin Corp. Debentures, 7.65%, 2016................................          8,404,581
  5,000,000       Lockheed Martin Corp. Debentures, 7 3/4%, 2026...............................          5,193,400
  5,000,000       May Department Stores Debentures, 7 7/8%, 2036, Callable 2016................          5,080,500
  5,000,000       May Department Stores Debentures, 7 5/8%, 2013...............................          5,143,100
  2,500,000       Ralston Purina Debentures, 8 5/8%, 2022......................................          2,781,025
  8,000,000       Time Warner Entertainment Senior Debentures, 8 3/8%, 2033....................          8,028,720
  2,500,000       Union Camp Corp. Debentures, 9 1/4%, 2011....................................          2,955,300
 15,034,000       Walt Disney Co. Debentures, 7.55%, 2093......................................         15,188,098
                                                                                                      ------------
                                                                                                        85,007,437
FINANCE:  10.0%
    735,737       Banamex Export Funding Corp. Coll. Notes Series K, 5.74%, 1997...............            735,435
  1,450,000       Barclays North American Capital Corp. Notes, 9 3/4%, 2021, Callable 2001.....          1,652,478
  1,000,000       CIGNA Corp. Debentures, 7.65%, 2023..........................................            983,970
  5,250,000       Citicorp Capital Trust I, 7.93%, 2027, Callable 2007.........................          5,304,757
  2,205,000       First Nationwide Bank Subordinated Debentures, 10%, 2006.....................          2,536,037
  1,600,000       General Electric Capital Services Subordinated Notes, 7 1/2%, 2035...........          1,661,456
  8,000,000       GMAC Put Bonds, 8 7/8%, 2010, Putable 2000/2005..............................          9,257,760
  4,500,000       ITT Hartford Group Notes, 8.30%, 2001........................................          4,777,110
  7,500,000       ITT Hartford Group Notes, 6 3/8%, 2002.......................................          7,309,575
  4,500,000       J.P. Morgan Capital Trust I, 7.54%, 2027, Callable 2007......................          4,397,805
  5,200,000       Norwest Corp. MTN, 6.20%, 2005...............................................          4,936,568
  4,000,000       Norwest Corp. MTN, 6 1/2%, 2005..............................................          3,881,080
  5,750,000       Norwest Corp. MTN, 6 7/8%, 2006..............................................          5,722,802
                                                                                                      ------------
                                                                                                        53,156,833

CANADIAN:  3.8%
  7,062,000       Canadian Pacific Ltd. Debentures, 9.45%, 2021................................          8,333,160
  4,000,000       Hydro-Quebec Debentures, 8.40%, 2022.........................................          4,368,600
  6,000,000       Hydro-Quebec Debentures, 9 1/2%, 2030........................................          7,324,380
                                                                                                      ------------
                                                                                                        20,026,140
INTERNATIONAL AGENCY:  2.4%
  4,150,000       European Investment Bank Notes, 10 1/8%, 2000................................          4,660,906
  8,750,000       Inter-American Development Bank Debentures, 7 1/8%, 2023, Callable 2003......          8,429,837
                                                                                                      ------------
                                                                                                        13,090,743

                 See accompanying Notes to Financial Statements
================================================================================

                               D O D G E & C O X
================================================================================
                                  Income Fund







Portfolio of Investments                                                                         December 31, 1996
------------------------------------------------------------------------------------------------------------------
   PAR VALUE                                                                                          MARKET VALUE
BONDS:
(Continued)
TRANSPORTATION:  1.6%
$ 5,630,000       Consolidated Rail Corp. Debentures, 9 3\4%, 2020.............................       $  6,921,128
    400,000       Norfolk & Western Railroad Equipment Trust Certificate, 10 1\8%, 2000........            444,600
  1,000,000       Seaboard Coast Line Railroad Equipment Trust Certificate, 11 1\4%, 1999......          1,098,610
                                                                                                      ------------
                                                                                                         8,464,338
PUBLIC UTILITIES:  0.3%
  1,500,000       Idaho Power Co. 1st Mortgage Bonds, 9 1\2%, 2021, Callable 2001..............          1,684,200
                                                                                                      ------------
                         Total Bonds (cost $505,199,486).......................................        512,629,597
                                                                                                      ------------
SHORT-TERM
INVESTMENTS:
5.3%

  3,893,138       General Mills, Inc., Variable Demand Note, 5.50%, 1997.......................          3,893,138
  4,253,916       Pitney Bowes Credit Corp., Variable Demand Note, 5.51%, 1997.................          4,253,916
 11,073,781       Sara Lee Corp., Variable Demand Note, 5.49%, 1997............................         11,073,781
  3,992,058       Southwestern Bell Telephone Co., Variable Demand Note, 5.49%, 1997...........          3,992,058
  4,524,030       Warner Lambert Co., Variable Demand Note, 5.48%, 1997........................          4,524,030
    574,000       Wisconsin Electric Power Corp., Variable Demand Note, 5.55%, 1997............            574,000
                                                                                                      ------------
                         Total Short-Term Investments (cost $28,310,923).......................         28,310,923
                                                                                                      ------------

TOTAL INVESTMENTS (cost $533,510,409).......................      101.5%                               540,940,520
OTHER ASSETS LESS  LIABILITIES..............................       (1.5)                                (8,100,360)
                                                                 --------                             ------------
TOTAL NET ASSETS............................................      100.0%                              $532,840,160
                                                                 ========                             ============

*   CMO: Collateralized Mortgage Obligation
**  REMIC: Real Estate Mortgage Investment Conduit

                 See accompanying Notes to Financial Statements
================================================================================

                               D O D G E & C O X
================================================================================
                                  Income Fund



Statement of Assets and Liabilities                                                              December 31, 1996
------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments (identified cost $533,510,409) at market quotations................................       $540,940,520
Cash...........................................................................................            131,408
Interest accrued...............................................................................          6,927,085
Receivable for investments sold................................................................            137,507
Prepaid expenses...............................................................................              5,924
                                                                                                      ------------
                                                                                                       548,142,444
                                                                                                      ------------
LIABILITIES:
Payable for Fund shares redeemed...............................................................            187,573
Payable for investments purchased..............................................................         15,070,857
Accounts payable...............................................................................             43,854
                                                                                                      ------------
                                                                                                        15,302,284
                                                                                                      ------------
                   NET ASSETS..................................................................       $532,840,160

Net asset value
per share $11.68
                                                                                                      ============
NET ASSETS CONSIST OF:
Paid in capital................................................................................       $525,147,811
Accumulated undistributed net investment income................................................            391,713
Accumulated undistributed net realized loss on investments.....................................           (129,475)
Net unrealized appreciation on investments.....................................................          7,430,111
                                                                                                      ------------
                                                                                                      $532,840,160
                                                                                                      ============
Capital
shares outstanding
45,615,071
(par value $.01 each,
authorized shares
100,000,000)

                 See accompanying Notes to Financial Statements
================================================================================

                               D O D G E & C O X
================================================================================
                                  Income Fund


Statement of Operations                             Year Ended December 31, 1996
--------------------------------------------------------------------------------
INVESTMENT INCOME:
 Interest.......................................                   $27,710,491

 EXPENSES:
 Management fees (Note 2).......................                     1,650,053
 Custodian fees.................................                        42,595
 Transfer agent fees............................                        52,241
 Accounting and audit fees......................                        32,202
 Legal fees.....................................                         2,210
 Shareholder reports............................                        60,833
 S.E.C. and state registration fees.............                        88,272
 Directors' fees................................                        10,000
 Miscellaneous..................................                        15,188
                                                                  ------------
                                                                     1,953,594
                                                                  ------------
 NET INVESTMENT INCOME..........................                    25,756,897
                                                                  ------------
 REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS:
  Net realized gain on investments..............                       233,384
  Change in unrealized appreciation of
    investments.................................                    (9,067,878)
                                                                  ------------
    Net realized and unrealized loss on
     investments................................                    (8,834,494)
                                                                  ------------
 NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS.....................                   $16,922,403
                                                                  ============


                 See accompanying Notes to Financial Statements
================================================================================

                               D O D G E & C O X
================================================================================
                                  Income Fund


Statement of Changes in Net Assets                       Year Ended December 31,
--------------------------------------------------------------------------------
                                                    1996                    1995
OPERATIONS:
Net investment income...................    $ 25,756,897            $ 16,172,766
Net realized gain.......................         233,384               1,800,568
Net change in unrealized
appreciation (depreciation).............      (9,067,878)             24,346,915
                                            ------------            ------------
Net increase in net assets
from operations.........................      16,922,403              42,320,249
                                            ------------            ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income...................     (25,570,336)            (16,120,304)
Net realized gain.......................              --              (1,448,533)
                                            ------------            ------------
Total distributions to shareholders.....     (25,570,336)            (17,568,837)
                                            ------------            ------------

CAPITAL SHARE TRANSACTIONS:
Amounts received from
sale of shares..........................     283,211,912             137,967,192
Net asset value of shares issued
in reinvestment of distributions........      15,194,756               9,874,550
                                            ------------            ------------
                                             298,406,668             147,841,742
Amounts paid for shares redeemed........     (60,242,530)            (64,643,184)
                                            ------------            ------------
Net increase from capital share
transactions............................     238,164,138              83,198,558
                                            ------------            ------------
Total increase in net assets............     229,516,205             107,949,970

NET ASSETS:
Beginning of year.......................     303,323,955             195,373,985
                                            ------------            ------------
End of year (including undistributed
net investment income of $391,713
and $205,152,respectively)..............    $532,840,160            $303,323,955
                                            ============            ============

Shares sold.............................      24,213,830              11,803,101
Shares issued in reinvestment of
distributions...........................       1,326,750                 844,987
Shares redeemed.........................      (5,158,698)             (5,606,147)
                                            ------------            ------------
Net increase in shares
outstanding.............................      20,381,882               7,041,941
                                            ============            ============


                 See accompanying Notes to Financial Statements
================================================================================

                               D O D G E & C O X
================================================================================
                                  Income Fund


             Notes to Financial Statements

        1 The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management company. The Fund consistently follows accounting policies which are in conformity with generally accepted accounting principles for investment companies. Significant policies are: (a) Securities are stated at market value based on latest quoted prices; (b) Security transactions are accounted for on the trade date in the financial statements; (c) Gains and losses on securities sold are determined on the basis of identified cost; (d) Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date; (e) Distributions to shareholders of income and capital gains are reflected in the net asset value per share computation on the ex-dividend date; (f) No provision for Federal income taxes has been included in the accompanying financial statements since the Fund intends to distribute all of its taxable income and otherwise continue to comply with requirements for regulated investment companies.

             The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

        2 Under a written agreement, the Fund pays an annual management fee of 5/10 of 1% of the Fund's average weekly net asset value up to $100 million and 4/10 of 1% of the Fund's average weekly net asset value in excess of $100 million to Dodge & Cox, a corporation and manager of the Fund. The agreement further provides that Dodge & Cox shall waive its fee to the extent that such fee plus all other ordinary operating expenses of the Fund exceed 1% of the average weekly net asset value for the year. No waiver of management fee was required for 1996 under this agreement. All officers and four of the directors of the Fund are officers and employees of Dodge & Cox. Those directors who are not affiliated with Dodge & Cox receive from the Fund an annual fee of $1,000 and an attendance fee of $500 for each meeting of the Board of Directors attended. The Fund does not pay any other remuneration to its officers or directors.

        3 For the year ended December 31, 1996, purchases and sales of securities, other than short-term securities, aggregated $374,212,159 and $138,251,652, respectively, of which U.S.
             government obligations aggregated $280,221,449 and $123,932,593, respectively. At December 31, 1996, the cost of investments for Federal income tax purposes was equal to the cost for financial reporting purposes. Net unrealized appreciation aggregated $7,430,111, of which $9,990,764 represented appreciated securities and $2,560,653 represented depreciated securities.

================================================================================

                                  DODGE & COX
================================================================================
                                  Income Fund

             Report of Independent Accountants
             -------------------------------------------------------------------

             To the Directors and Shareholders of Dodge & Cox Income Fund

             In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Dodge & Cox Income Fund (the "Fund") at December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

             PRICE WATERHOUSE LLP
             San Francisco, California

             January 24, 1997

================================================================================

                               D O D G E & C O X
================================================================================
                                  Income Fund


      Officers and Directors
      --------------------------------------------------------------------------


      A. Horton Shapiro, President and Director
      Senior Vice-President, Dodge & Cox

      John A. Gunn, Vice President and Director
      President, Dodge & Cox

      W. Timothy Ryan, Secretary-Treasurer
      and Director
      Senior Vice-President, Dodge & Cox

      Dana M. Emery, Assistant
      Secretary-Treasurer and Director
      Vice-President, Dodge & Cox

      Thomas M. Mistele, Assistant
      Secretary-Treasurer
      General Counsel, Dodge & Cox

      Max Gutierrez, Jr., Director
      Partner, Brobeck, Phleger & Harrison, Attorneys

      Frank H. Roberts, Director
      Retired Partner, Pillsbury, Madison & Sutro, Attorneys

      John B. Taylor, Director
      Professor of Economics, Stanford University

      Will C. Wood, Director
      Principal, Kentwood Associates, Financial Advisers

      --------------------------------------------------------------------------

      MANAGERS
      Dodge & Cox
      One Sansome Street, 35th Floor
      San Francisco, California 94104
      Telephone (415) 981-1710

      CUSTODIAN & TRANSFER AGENT
      Firstar Trust Company
      P. O. Box 701
      Milwaukee, Wisconsin 53201-0701
      Telephone (800) 621-3979

      INDEPENDENT ACCOUNTANTS
      Price Waterhouse LLP
      San Francisco, California

      LEGAL COUNSEL
      Heller, Ehrman, White & McAuliffe
      San Francisco, California

================================================================================

                               D O D G E & C O X
================================================================================
                                  Income Fund





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================================================================================

                               D O D G E & C O X
================================================================================
                                  Income Fund


             General Information
             -------------------------------------------------------------------

Dodge & Cox The Fund is a no-load mutual fund with the primary objective of Income Fund providing shareholders with a high and stable rate of current income, consistent with long-term preservation of capital. A secondary objective is to take advantage of opportunities to realize capital appreciation. The Fund seeks to achieve these objectives by investing in a diversified portfolio consisting primarily of high-quality bonds and other fixed-income securities.

Investment   Since 1930, Dodge & Cox has been providing professional investment
Manager      management for individuals, trustees, corporations, pension and profit-sharing funds, and charitable institutions. In addition, Dodge & Cox manages the Dodge & Cox Balanced Fund and the Dodge &
             Cox Stock Fund. Dodge & Cox is not engaged in the brokerage business nor in the business of dealing in or selling securities.

No Sales     There are no commissions on the purchase or redemption of
Charge       shares of the Fund.

Gifts Dodge & Cox Income Fund shares provide a convenient method for making gifts to children and to other family members. Fund shares may be held by an adult custodian for the benefit of a minor under a Uniform Gifts/Transfers to Minors Act. Trustees and guardians may also hold shares for a minor's benefit.

Automatic    Shareholders may make regular monthly or quarterly investments of
Investment   $100 or more through automatic   deductions from their bank
Plan         accounts.

Withdrawal   Shareholders owning $10,000 or more of the Fund's shares may
Plan         elect to receive periodic monthly or quarterly payments of at least
             $50. Under the plan, all dividend distributions are automatically reinvested at net asset value with the periodic payments made from the proceeds of the redemption of sufficient shares.

Reinvestment Shareholders may direct that dividend and capital gains
Plan         distributions be reinvested in additional Fund  shares.

             The above plans are completely voluntary and involve no service charge of any kind.

IRA Plan The Fund has available an Individual Retirement Plan (IRA) for shareholders of the Fund.


             Fund literature and details on all of these Plans are available from the Fund upon request.

             Dodge & Cox Income Fund
             c/o Firstar Trust Company
             P.O. Box 701
             Milwaukee, Wisconsin 53201-0701
             Telephone (800) 621-3979

================================================================================